                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 3, 2003

                          THE MIIX GROUP, INCORPORATED
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                 001-14593                22-3586492
      ---------------            ------------          -------------------
      (State or Other            (Commission           (IRS Employer
      Jurisdiction of            File Number)          Identification No.)
      Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, including area code: (609) 896-2404
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

Attached to this Form 8-K as Exhibit 99.1 and incorporated herein is a supplemental financial information exhibit prepared by management which sets forth certain supplemental financial information, including management's pro forma calculation of the run-off value of the Company. This supplemental financial information has not been reviewed by any independent source, including the Company's independent auditors. The supplemental financial information attached as Exhibit 99.1 should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2002, in particular the Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operation contained therein.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE MIIX GROUP, INCORPORATED


                                                By: /s/ Patricia A. Costante
                                                   ----------------------------
                                                    Patricia A. Costante
                                                    Chairman and CEO

April 3, 2003

                                  EXHIBIT INDEX


Exhibit No.                                           Description
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99.1                                              Financial Supplement





















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